WILLAMETTE VALLEY
VINEYARDS

NUMBER
1829

SHARES

SERIES A REDEEMABLE PREFERRED

INCORPORATED UNDER THE LAWS OF THE STATE OF OREGON

This Certifies That

is the Registered Owner of

Fully Paid and Non-Assessable Shares of Preferred Stock of

WILLAMETTE VALLEY VINEYARDS, INC.

Transferable on the books of the Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Oregon, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent, WITNESS the facsimile signature of its duly authorized officer.

Dated

COUNTERSIGNED:

OTR, INC.
1001 SW 5TH AVE, SUITE 1550, PORTLAND, OR 97204
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

James W. Bernau
President/CEO

WILLAMETTE VALLEY VINEYARDS, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	– as tenants in common	UNIF TRAN MIN ACT— ______ Custodian ______	
		(Cust)	(Minor)
TEN ENT	– as tenants by the entireties	under the Uniform transfer to Minors	
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	Act ______________ (State)	

Additional abbreviations may also be used though not in the above list.

For value received______________________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____

____ Shares

of the stock represented by the within Certificate and do hereby irrevocably constitute and appoint

____Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________

____

NOTICE: The signature to this assignment must correspond with the name as it is written upon the face of the Certificate in every particular without alteration or enlargement or any change whatsoever.

Signature(s) Guaranteed

By ______________________________________

THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS OR CREDIT UNIONS) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17AD - 15